AXA Equitable Life Insurance Company

MONY Life Insurance Company of America

Supplement Dated September 10, 2018 to the current prospectus for IncentiveLife Optimizer® III

For use in Connecticut and Florida only

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The “State policy availability and/or variations of certain features and benefits” appendix to the Prospectus describes certain variations from the standard Long-Term Care ServicesSM Rider that are specific to the form of the rider sold in some states. This Supplement updates the Connecticut and Florida sections of the “State policy availability and/or variations of certain features and benefits” appendix by replacing the Connecticut and Florida sections in their entirety with the following:

State	Features and benefits	Availability or variation
Connecticut	See “Long Term Care ServicesSM Rider” under “Other benefits you can add by rider” in “More information about policy features and benefits”	The following information replaces the third paragraph in this section:

Benefits are payable once we receive: 1) a written certification from a U.S. licensed health care practitioner that the insured person is a chronically ill individual who is receiving qualified long-term care services in accordance with a plan of care; 2) proof that the “elimination period,” as discussed below, has been satisfied; and 3) written notice of claim and proof of loss in a form satisfactory to us. In order to continue monthly benefit payments, we require recertification by a U.S. licensed health care practitioner every twelve months from the date of the initial or subsequent certification that the insured person is still a chronically ill individual receiving qualified long-term care services in accordance with a plan of care. Otherwise, unless earlier terminated due to a change in status of the insured or payout of the maximum total benefit amount, benefit payments will terminate at the end of the twelve month period. This rider may not cover all of the costs associated with long-term care services during the insured person’s period of coverage.

For a more complete description of the terms used in this section and conditions of this rider, please consult your rider policy form.

The “Extension of Benefits” feature is not available.

Florida	See “Liquidity Rider” under “Other benefits you can add by rider” in “More information about policy features and benefits”	The waiver of surrender charges applies even if the policy is exchanged or replaced in the first ten years in a 1035 exchange. The refund of premium charges applies even if the policy is exchanged or replaced in the first two years in a 1035 exchange. The refund of the administrative charges applies even if the policy is exchanged or replaced in the first six years in a 1035 exchange.

	Long Term Care ServicesSM Rider	In Florida, we refer to this rider as the “Long Term Care Insurance Rider” (Rider Form No. R12-10FL).

EVM-11 (9.18)	Catalog #158966 (9.18)
NB (CT and FL only)	#533283

State	Features and benefits	Availability or variation

Florida (continued)	See “Long Term Care Services RiderSM” in “Risk/benefit summary: Charges and expenses you will pay”	The monthly charge per $1,000 of the amount for which we are at risk is as follows:

With the optional Nonforfeiture benefit: Highest: $1.40 Lowest: $0.07 Representative: $0.17

Without the optional Nonforfeiture benefit: Highest: $1.40 Lowest: $0.07 Representative: $0.17

	See “Long Term Care ServicesSM Rider” under “Other benefits you can add by rider” in “More information about policy features and benefits”	Elimination Period The first paragraph of the “Elimination Period” subsection is replaced in its entirety with the following:

• Elimination Period. The Long-Term Care Insurance Rider has an elimination period that is the required period of time while the rider is in force that must elapse before any benefit is available to the insured person under this rider. The elimination period is 90 days, beginning on the first day of any qualified long-term care services that are provided to the insured person. Generally, benefits under this rider will not be paid until the elimination period is satisfied, and benefits will not be retroactively paid for the elimination period. The elimination period can be satisfied by any combination of days of a long-term care facility stay or days of home health care, and the days do not have to be continuous. There is no requirement that the elimination period must be satisfied within a consecutive period of 24 months starting with the month in which such services are first provided. The elimination period must be satisfied only once while this rider is in effect.

	See “Long Term Care ServicesSM Rider” under “Other benefits you can add by rider” in “More information about policy features and benefits”	Period of Coverage The first paragraph of the “Period of coverage” subsection is replaced in its entirety with the following:

• Period of coverage. The period of coverage is the period of time during which the insured receives services that are covered under the Long-Term Care Insurance Rider and for which benefits are payable. This begins on the first day covered services are received after the end of the elimination period. A period of coverage will end on the earliest of the following dates:

1. the date we receive the notice of release which must be sent to us when the insured person is no longer receiving qualified long-term care services;

2. the date we determine the insured person is no longer eligible to receive qualified long-term care services under this rider;

3. the date you request that we terminate benefit payments under this rider;

State	Features and benefits	Availability or variation
Florida (continued)		4. the date the accumulated benefit lien amount equals the maximum total benefit (or if your coverage is continued as a Nonforfeiture benefit, the date the maximum total Nonforfeiture Benefit has been paid out);

5. the date you surrender the policy (except to the extent of any Nonforfeiture Benefit you may have under the rider);

6. the date we make a payment under the living benefits rider (for terminal illness) if it occurs before coverage is continued as a Nonforfeiture Benefit; or

7. the date of death of the insured person.

Preexisting condition

No benefits will be provided under this rider during the first 180 days from the effective date of the policy for long-term care services received by the insured person due to a preexisting condition. However, each day of services received by the insured person for a preexisting condition during the first 180 days that this rider is in force will count toward satisfaction of the elimination period.

	See “Long Term Care ServicesSM Rider” under “Optional rider charges” in “More information about certain policy charges”	The following paragraph replaces the first paragraph in this section in its entirety:

•    Long-Term Care Insurance Rider. If you choose this rider without the Nonforfeiture Benefit, on a guaranteed basis, we may deduct between $0.07 and $1.40 per $1,000 of the amount for which we are at risk under the rider from your policy account value each month. If you choose this rider with the Nonforfeiture Benefit, on a guaranteed basis, we may deduct between $0.07 and $1.40 per $1,000 of the amount for which we are at risk under the rider. We will deduct this charge until the insured reaches age 121 while the rider is in effect, but not when rider benefits are being paid. The amount at risk under the rider depends on the death benefit option selected under the policy. For policies with death benefit Option A, the amount at risk for the rider is the lesser of (a) the current policy face amount, minus the policy account value (but not less than zero); and (b) the current long-term care specified amount. For policies with death benefit Option B, the amount at risk for the rider is the current long-term care specified amount. The current monthly charges for this rider may be lower than the maximum monthly charges.

AXA Equitable Life Insurance Company

MONY Life Insurance Company of America

1290 Avenue of the Americas

New York, NY 10104

Copyright 2018 AXA Equitable Life Insurance Company and MONY Life Insurance Company of America. All rights reserved.

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